MARKETING MEMORANDUM
                                6/11/99 11:00 AM


                      FREMONT HOME LOAN OWNER TRUST 1999-2


            $79,679,885 CLASS A-1, ASSET BACKED NOTES, SERIES 1999-2 $347,136,218 CLASS A-2, ASSET BACKED NOTES, SERIES 1999-2 $73,183,897 CLASS A-3, ASSET BACKED NOTES, SERIES 1999-2



The attached Marketing Memorandum (the "Marketing Memorandum") is privileged and confidential and is intended for use by the addressee only. This Marketing Memorandum is furnished to you solely by First Union Capital Markets Corp. and PaineWebber Incorporated (the "Underwriters") and not by the issuer of the notes identified above (the "Notes") or any other party. The Marketing Memorandum is based upon information made available to the Underwriters. Neither the Underwriters, the issuer of the Notes, nor any other party makes any representation to the accuracy or completeness of the information therein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purpose of evaluating such information.

No assurance can be given as to the accuracy, appropriateness or completeness of the Marketing Memorandum in any particular context; or as to whether the Marketing Memorandum reflects future performance. This Marketing Memorandum should not be construed as either a prediction or as legal, tax, and financial or accounting advice.

Any yields or weighted average lives shown in the Marketing Memorandum are based on prepayment and other assumptions. Actual experience may dramatically affect such yields or weighted average lives. The principal amount and designation of any security described in the Marketing Memorandum are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Notes has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Notes has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of the Offered Notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Notes for definitive terms of the Offered Notes and the collateral.

Please be advised that the Notes may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in the Notes.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                               [GRAPHIC OMITTED]
                        First Union Capital Markets Corp.

MARKETING MEMORANDUM - 6/11/99 11:00 AM
FREMONT HOME LOAN OWNER TRUST 1999-2

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.
--------------------------------------------------------------------------------


                                $500,000,000 (APPROXIMATE) OFFERING AMOUNT
                                             FSA BOND INSURED

BOND SUMMARY*
=========================================================================================================
                                                     LAST        PRINCIPAL                    EXPECTED
          APPROXIMATE                    WAL       PRINCIPAL      WINDOW       MATURITY        RATINGS
CLASS         SIZE          COUPON     (YEARS)      PAYMENT       (YEARS)        DATE       (MOODY'S/S&P)
-----     -----------       ------     -------     ---------     ---------     --------     -------------
 A-1       $79,679,885     Fixed        3.15         11/06         7.42        6/25/30         Aaa/AAA
 A-2      $347,136,218     Floater      2.69         11/06         7.42        6/25/30         Aaa/AAA
 A-3       $73,183,897     Floater      2.69         11/06         7.42        6/25/30         Aaa/AAA
=========================================================================================================

*At a pricing  scenario of 4% CPR increasing to 24% CPR over 12 months for the fixed rate  collateral and
27% CPR for the adjustable rate collateral and to the Optional Redemption.


                         DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL
                                       CALCULATION DATE (5/25/99)
                                       --------------------------
                              (COMPLETE COLLATERAL TABLES ON PAGES 13-32)

=======================================================================================================
                                                             POOL 1           POOL 2          POOL 3
                                                             ------           ------          ------
Number of Loans:                                                   845            2,421             183
Current Balance:                                           $70,707,966     $243,255,086     $54,478,825
Average Balance:                                               $83,678         $100,477        $297,698
Minimum Balance:                                               $14,816          $14,950        $240,909
Maximum Balance:                                               $49,714         $302,921        $499,697
Wtd Average Coupon:                                           10.1516%         10.0286%         9.4874%
Wtd Average Original Term (months):                                335              360             360
Wtd Average Seasoning (months):                                      4                2               2
Wtd Average Original Loan-To-Value:                             74.86%           77.76%          79.24%
Amortization Type:
ARM  loans (% of Statistical Pool Principal Balance)                 -             100%            100%
Fixed  loans (% of Statistical Pool Principal Balance)            100%                -               -

ARM Summary Information:
  Wtd Avg Initial Periodic Rate Cap:                                 -            2.83%           2.80%
  Wtd Avg Subsequent Periodic Rate Cap:                              -            1.45%           1.44%
  Wtd Avg Margin:                                                    -            6.29%           6.19%
  Wtd Avg Life Cap:                                                  -           16.95%          16.35%
  Wtd Avg Months to Roll:                                            -            27.19           27.11
=======================================================================================================

BOND SENSITIVITY TO PREPAYMENTS

PREPAYMENT SCENARIOS

==============================================================
                S-1     S-2     S-3     S-4      S-5      S-6
                ---     ---     ---     ---      ---      ---
Class A-1*      0%      50%     75%     100%     125%     150%
Class A-2**     0%      15%     20%     27%       35%      45%
Class A-3**     0%      15%     20%     27%       35%      45%
==============================================================
* As a percentage of the Prepayment Assumption (4% CPR increasing to 24% CPR over 12 months)
** CPR


TO OPTIONAL REDEMPTION:

==========================================================================
CLASS A-1           S-1       S-2       S-3       S-4       S-5       S-6
---------           ---       ---       ---       ---       ---       ---
AVERAGE LIFE       16.67      6.00      4.21      3.15      2.47      1.99
YIELD @ 100.00     7.34%     7.28%     7.24%     7.20%     7.16%     7.11%
DURATION            8.79      4.27      3.26      2.59      2.11      1.74
FIRST PAY          07/99     07/99     07/99     07/99     07/99     07/99
LAST PAY           09/27     04/13     08/09     11/06     12/04     07/03
WINDOW (YEARS)     28.25     13.83     10.17      7.42      5.50      4.08
==========================================================================


==========================================================================
CLASS A-2           S-1       S-2       S-3       S-4       S-5       S-6
---------           ---       ---       ---       ---       ---       ---
AVERAGE LIFE       20.82      5.00      3.71      2.69      2.00      1.47
FIRST PAY          07/99     07/99     07/99     07/99     07/99     07/99
LAST PAY           03/28     04/13     08/09     11/06     12/04     07/03
WINDOW (YEARS)     28.75     13.83     10.17      7.42      5.50      4.08
==========================================================================


==========================================================================
CLASS A-3           S-1       S-2       S-3       S-4       S-5       S-6
---------           ---       ---       ---       ---       ---       ---
AVERAGE LIFE       20.75      5.00      3.71      2.69      2.00      1.47
FIRST PAY          07/99     07/99     07/99     07/99     07/99     07/99
LAST PAY           03/28     04/13     08/09     11/06     12/04     07/03
WINDOW (YEARS)     28.75     13.83     10.17      7.42      5.50      4.08
==========================================================================

TO MATURITY:

==========================================================================
CLASS A-1           S-1       S-2       S-3       S-4       S-5       S-6
---------           ---       ---       ---       ---       ---       ---
AVERAGE LIFE       16.67      6.43      4.60      3.51      2.80      2.31
YIELD @ 100.00     7.34%     7.30%     7.27%      7.25     7.22%     7.20%
DURATION            8.79      4.40      3.42      2.76      2.30      1.96
FIRST PAY          07/99     07/99     07/99     07/99     07/99     07/99
LAST PAY           09/27     11/24     11/20     06/16     10/13     03/11
WINDOW (YEARS)     28.25     25.42     21.42     17.00     14.33     11.75
==========================================================================


==========================================================================
CLASS A-2           S-1       S-2       S-3       S-4       S-5       S-6
---------           ---       ---       ---       ---       ---       ---
AVERAGE LIFE       20.88      5.36      4.02      2.91      2.16      1.58
FIRST PAY          07/99     07/99     07/99     07/99     07/99     07/99
LAST PAY           05/29     09/25     02/21     09/15     07/11     04/08
WINDOW (YEARS)     29.92     26.25     21.67     16.25     12.08      8.83
==========================================================================


==========================================================================
CLASS A-3           S-1       S-2       S-3       S-4       S-5       S-6
---------           ---       ---       ---       ---       ---       ---
AVERAGE LIFE       20.81      5.35      4.02      2.91      2.16      1.58
FIRST PAY          07/99     07/99     07/99     07/99     07/99     07/99
LAST PAY           05/29     08/25     02/21     09/15     07/11     04/08
WINDOW (YEARS)     29.92     26.17     21.67     16.25     12.08      8.83
==========================================================================

PRICING INFORMATION


PRICING SPEEDS:                 4% CPR,  increasing  to 24% CPR  over 12  months
                                (Fixed Rate Collateral) 27% CPR (Adjustable Rate
                                Collateral)

PAYMENT DATE:                   The 25th day of each month (or the next Business
                                Day thereafter) commencing in July of 1999.


INTEREST ACCRUAL PERIOD:        For the  Class A-1  Notes,  the  calendar  month
                                immediately preceding the month in which the relevant payment date occurs. For the Class A-2 and Class A-3 Notes, the period beginning on the prior payment date (or on the Closing Date in the case of the first payment date) and ending on the day prior to the relevant payment date.

PAYMENT DELAY:                  24 days for the  Class  A-1  Notes 0 days on the
                                Class A-2 Notes and Class A-3 Notes

SETTLEMENT (CLOSING) DATE:      On or about June 24, 1999


CUT-OFF DATE:                   June 1, 1999 (close of business)


MATURITY DATE:                  The  Maturity  Date for the  Class  A-1 Notes is
                                July 25, 2030,  although it is anticipated  that
                                the actual maturity date for the Class A-1 Notes
                                will  occur   significantly   earlier  than  the
                                Maturity Date.

                                The Maturity Date for the Class A-2 Notes is July 25, 2030, although it is anticipated that the actual maturity date for the Class A-2 Notes will occur significantly earlier than the Maturity Date.

                                The Maturity Date for the Class A-3 Notes is July 25, 2030, although it is anticipated that the actual maturity date for the Class A-3 Notes will occur significantly earlier than the Maturity Date.

OPTIONAL REDEMPTION DATE:       The  Optional   Redemption  Date  is  the  first
                                Payment Date on which the aggregate Loan Balance of the Home Equity Loans has declined to less than 10% of the aggregate Loan Balance of the Home Equity Loans as of the Cut-Off Date.

REDEMPTION PRICE:               The Redemption Price will be an amount that will
                                at  least  pay  in  full  accrued  interest  and
                                principal   on  the  Notes  and  certain   other
                                expenses.

OPTIONAL REDEMPTION:            The holders of Residual  Interests  exceeding in
                                the  aggregate  a 50%  interest  may,  at  their
                                option  effect an early  redemption of the Notes
                                and  terminate  the Trust on any Payment Date on
                                or  after  the  Optional   Redemption   Date  by
                                purchasing all of the Home Equity Loans at a price equal to or greater than the Redemption
                                Price. In addition, the Note Insurer will have rights under limited circumstances, to purchase the Home Equity Loans and thereby effect a redemption of the Notes.

INITIAL TURBO:                  With respect to each class of Notes, 100% of the
                                excess cash flow from the  related  Pool of Home
                                Equity  Loans  will be used to  accelerate  such
                                class of Notes  until the  overcollateralization
                                target for such Class is reached.  To the extent
                                necessary,   after   the   overcollateralization
                                target  with  respect  to each Class of Notes is
                                reached,  100% of the excess  cash flow from the
                                related  Pool  of  Home  Equity  Loans  will  be
                                available to  accelerate  such Class of Notes to
                                maintain the then current  overcollateralization
                                target for such Class. Any remaining excess cash
                                flow may be used to cover shortfalls incurred by
                                the other Classes of Notes due to  delinquencies
                                and losses that occur in the other Pools. Excess
                                cash flow may, under certain  circumstances,  be
                                deposited  in  the  Reserve   Account   (defined
                                below).

SERVICING/OTHER FEES:           The  collateral  is  subject  to  certain  fees,
                                including  a  servicing  fee of 0.50%  per annum
                                payable   monthly,   Note  Insurer   fees,   and
                                Indenture Trustee fees.

ADVANCING:                      The Master  Servicer  is required to advance any
                                delinquent  payment of interest and principal to
                                the  extent  such   amounts  are  deemed  to  be
                                recoverable (the  "Delinquency  Advances").  The
                                Servicer is required to advance reasonable and customary expense advances with respect to the loans (for items such as taxes and insurance) to the extent such advances are deemed to be recoverable ("Servicer Advances").

DESCRIPTION OF SECURITIES

TITLE OF SECURITIES:            Fremont Home Loan Owner Trust 1999-2,  Home Loan
                                Asset-Backed Notes, Series 1999-2.

OFFERING AMOUNT:                Approximately $500,000,000

CERTIFICATES:                   Residual Interest (not offered)

LEAD UNDERWRITER:               PaineWebber Incorporated

CO-UNDERWRITERS:                Banc One Capital Markets, Inc.
                                Chase Securities Inc.
                                Credit Suisse First Boston
                                First Union Capital Markets

TRANSFEROR/MASTER SERVICER:     Fremont  Investment  & Loan (a  Fremont  General
                                Company) Headquartered in Anaheim, CA

DEPOSITOR:                      PaineWebber Mortgage Acceptance Corporation IV

SERVICER:                       Fairbanks Capital Corp.

OWNER TRUSTEE:                  Wilmington Trust Company

INDENTURE TRUSTEE:              First Union National Bank

STATISTICAL CALCULATION  DATE:  The  collateral  described  herein  and  in  the prospectus supplement represents the pool of Home Equity Loans as of the Statistical Calculation Date of May 25, 1999. It is anticipated that the total unpaid principal balance of the collateral pool conveyed to the Trust at closing will be approximately $500,000,000.

HOME EQUITY LOANS:              - First lien, fixed and adjustable rate mortgage
                                loans.
                                - 1-4 Family residential properties, condominium
                                units, and manufactured homes.
                                - A  substantial  percentage of the loans do not
                                conform to FNMA or FHLMC underwriting  standards
                                or to those standards typically applied by banks
                                or other lending institutions, particularly with
                                regard to a borrower's credit history.
                                -    Approximately    87.24%   (by   Statistical
                                Calculation Date aggregate principal balance) of the Home Equity Loans bear prepayment premiums.

HOME EQUITY LOANS:              The Trust is comprised  primarily of three pools
                                of  mortgage  loans.  The  first  pool of  loans
                                ("Pool 1 Loans") will back the Class A-1 Notes, in that payments on the Pool 1 Loans will generally be used to make payments on the Class
                                A-1 Notes.  Similarly,  the second pool of loans
                                ("Pool 2 Loans") will back the Class A-2 Notes and the third pool of loans ("Pool 3 Loans") will back the Class A-3 Notes.

                                POOL 1 LOANS: The Pool 1 Loans have an aggregate principal balance of $70,707,966 as of the Statistical Calculation Date. All of the Pool 1 Loans, by Statistical Calculation Date aggregate principal balance, will bear interest at a fixed rate for the term of the loan. It is anticipated that the Cut-off Date aggregate principal balance of the Pool 1 Loans conveyed to the Trust at closing will be approximately $79,679,885.

                                POOL 2 LOANS: The Pool 2 Loans have an aggregate principal balance of $243,255,086 as of the Statistical Calculation Date. All of the Pool 2 Loans are adjustable rate Loans that, after a period of six months, two years, three years, or five years following the date of origination, adjust semi-annually based upon six-month LIBOR. The original principal balance of each Pool 2 Loan will not exceed the maximum loan amounts shown in the table below. It is anticipated that the Cut-off Date aggregate principal balance of the Pool 2 Loans conveyed to the Trust at closing will be approximately $347,136,218.

                                     MAXIMUM LOAN BALANCES OF POOL 2 LOANS
                                ================================================
                                                       Maximum Loan Amount
                                                        of First Mortgage
                                                 -------------------------------
                                Number            Continental           Alaska
                                of Units         United States         or Hawaii
                                --------         -------------         ---------
                                   1               $240,000            $360,000
                                   2               $307,100            $460,650
                                   3               $371,200            $556,800
                                   4               $461,350            $692,025
                                ================================================

                                POOL 3 LOANS: The Pool 3 Loans have an aggregate principal balance of $54,478,825 as of the Statistical Calculation Date. All of the Pool 3 Loans are adjustable rate Loans that, after a period of six months, two years, three years, or five years following the date of origination, adjust semi-annually based upon six-month LIBOR. The original principal balance of each Pool 3 Loan will exceed the maximum loan amounts shown in the table above. It is anticipated that the Cut-off Date aggregate principal balance of the Pool 3 Loans conveyed to the Trust at closing will be approximately $73,183,897.

CREDIT ENHANCEMENT:             Credit  enhancement for each class of Notes will
                                be provided by the following:

                                EXCESS SPREAD: The weighted average coupon rate on the Loans in each Pool is generally expected to be higher than the sum of the servicing fee, the trustee fee, the premium payable to the Note Insurer, and the pass through rate on each class of Notes, thus generating excess interest collections which, along with prepayment premiums collected on the Loans, will be available to fund payments on the related class of Notes on each Payment Date. Under certain circumstances, Excess Spread from one loan Pool may be used to cover shortfalls due to delinquencies or losses in other loan Pools.

                                OVERCOLLATERALIZATION: Excess cash flow will be applied, to the extent available, to make accelerated payments of principal on the Notes; such application will cause the aggregate principal balance of the Notes to amortize more rapidly than the Loans, resulting in overcollateralization. Prior to the Overcollateralization Stepdown Date, the Overcollateralization Amount for the Class A-1, Class A-2 and Class A-3 Notes is expected to build to (i) [3.75]% of the Cut-off Date loan pool principal balance of Pool 1, (ii) [4.50%] of the Cut-off Date loan pool principal balance of Pool 2, and (iii) [4.50%] of the Cut-off Date loan pool principal balance of Pool 3, respectively.

                                On or after the Overcollateralization Stepdown Date, the Overcollateralization Amount for the Class A-1, Class A-2, and Class A-3 Notes will be permitted to decrease to (i) [7.50%] of the then outstanding aggregate unpaid principal balance of the Pool 1 Loans, (ii) [9.00%] of the then outstanding aggregate unpaid principal balance of the Pool 2 Loans, and (iii) [9.00%] of the then outstanding aggregate unpaid principal balance of the Pool 3 Loans, respectively, subject, in each such case, to a floor of [0.50%] of the original principal balance of each Pool of Loans (each such percentage then in effect, the "O/C Target"). The Overcollateralization Stepdown Date will be no earlier than the 25th month following the Closing Date and is subject to certain delinquency and loan loss tests.

                                RESERVE ACCOUNT: Amounts required to be deposited in the Reserve Account will be equal to the excess of (i) the sum of the specified overcollateralization targets for all classes of Notes and (ii) the sum of the overcollateralization amounts for all classes of Notes.

CREDIT ENHANCEMENT
(CONTINUED):                    FINANCIAL GUARANTY INSURANCE POLICY: A financial
                                guaranty  policy  issued by  Financial  Security
                                Assurance,  Inc. ("the Note Insurer").  FSA will
                                unconditionally  and  irrevocably  guarantee the
                                timely payment of interest and ultimate  payment
                                of principal on the Notes (i.e. after any losses
                                reduce the  overcollateralization  to zero,  FSA
                                will  cover  the  excess,  if any,  of the  Note
                                principal  balance over the Pool  balance).  The
                                Insured  Payments do not cover  Realized  Losses
                                except to the extent that the principal  balance
                                of the Notes exceeds the Pool Principal Balance.
                                Insured   Payments   do  not  cover  the  Master
                                Servicer's failure to make Delinquency  Advances
                                except  to  the  extent  that  a  shortfall   of
                                interest due on the Notes would otherwise result therefrom. The FSA Insurance Policy is not cancelable for any reason. THE FSA INSURANCE
                                POLICY IS NOT  COVERED BY THE  PROPERTY/CASUALTY
                                INSURANCE  SECURITY FUND SPECIFIED IN ARTICLE 76
                                OF THE NEW YORK INSURANCE LAW.

NOTE RATE:                      CLASS A-1  NOTES:  The Class A-1 Notes will bear
                                interest at a fixed rate of interest  equal to [
                                %] per annum. The interest rate on the Class A-1 notes will increase by 0.50% commencing on the first day of the Accrual Period in which the Optional Redemption Date occurs.

                                CLASS A-2 NOTES: The Class A-2 Note Rate will be equal to the lesser of (x) the applicable Formula Note Rate and (y) the Available Funds Cap.

                                CLASS A-3 NOTES: The Class A-3 Note Rate will be equal to the lesser of (x) the applicable Formula Note Rate and (y) the Available Funds Cap.

FORMULA NOTE RATE:              The  Formula  Note  Rate for the Class A-2 Notes
                                for any  Payment  Date will  equal the lesser of
                                (x) (i) with  respect to any Payment  Date which
                                occurs  on or prior to the  Optional  Redemption
                                Date,  one-month  LIBOR plus [ %] per annum,  or
                                (ii)  with  respect  to any  Payment  Date  that
                                occurs  after  the  Optional   Redemption  Date,
                                one-month  LIBOR  plus [ %] per  annum  and  (y)
                                [13.00%] per annum.

                                The Formula Note Rate for the Class A-3 Notes for any Payment Date will equal the lesser of
                                (x) (i) with respect to any Payment Date which occurs on or prior to the Optional Redemption Date, one-month LIBOR plus [ %] per annum, or
                                (ii) with respect to any Payment Date that occurs after the Optional Redemption Date, one-month LIBOR plus [ %] per annum and (y) [13.00%] per annum.

AVAILABLE FUNDS CAP:            The  Available  Funds  Cap for the Class A-2 and
                                Class A-3 Notes will equal the annualized rate equal to (i) the interest due on the related
                                Pool less such Pool's share of the servicing fee, Master Servicing fee, the Indenture Trustee fee and the premium payable to the Note Insurer, such amount divided by the principal balance of the applicable class of Notes. For any Payment
                                Date on or after July 2000, the Available  Funds
                                Cap for the Class A-2 and Class A-3 Notes will be further reduced by 0.50%.

AVAILABLE FUNDS CAP
CARRY FORWARD AMOUNT:           If, on any Payment Date, the Available Funds Cap
                                limits  the Class  A-2 or Class  A-3 Note  Rates
                                (i.e., the rate set by the Available Funds Cap is less than the Formula Note Rate for the Class
                                A-2 or Class A-3 Notes), the amount of any such shortfall will be carried forward and be due and payable on future Payment Dates and shall accrue interest at the applicable Formula Note Rate, until paid (such shortfall, together with such accrued interest, the "Available Funds Cap Carry
                                Forward Amount").

                                The Insurance Policy for the Notes does not cover the Available Funds Cap Carry Forward Amount; the payment of such amount may be funded only from excess cash flow remaining after (i) the payment of interest and principal due on the Notes for such Payment Date, if any (ii) reimbursement of the Note Insurer, (iii) payment of accelerated principal on the Notes to achieve the required O/C Targets for such Payment Date and for required deposits into the Reserve Account.

FEDERAL TAX ASPECTS:            The trust will be an Owner  Trust.  No  election
                                will be made to treat the Trust Estate or any portion thereof as a REMIC for federal income tax purposes. The Notes will be treated as non-recourse debt obligations of the trust.

ERISA CONSIDERATIONS:           Subject  to the  discussion  in  the  Prospectus
                                Supplement and Prospectus, the Notes may be purchased by employee benefit plans that are subject to ERISA.

SMMEA ELIGIBILITY:              The Notes will NOT constitute "mortgage- related
                                securities" for purposes of SMMEA.

FORM OF OFFERING:               Book-Entry  form,  same-day  funds  through DTC,
                                Euroclear, and CEDEL.

DENOMINATIONS:                  Minimum  denominations  of $25,000 and multiples
                                of $1,000 thereafter.

DESCRIPTION OF THE SERVICER

o FAIRBANKS CAPITAL CORP. ("FAIRBANKS"), A UTAH CORPORATION, WAS FORMED ON FEBRUARY 24, 1989.

o FINANCIAL SECURITY ASSURANCE, INC. OWNS A 25% SHARE OF FAIRBANKS CAPITAL HOLDING CORPORATION.

o FAIRBANKS COMMENCED MORTGAGE SERVICING OPERATIONS IN 1989 FOR ITS OWN ACCOUNT AND SINCE 1994 HAS MANAGED AND SERVICED THIRD-PARTY MORTGAGE LOAN PORTFOLIOS. PRIOR TO 1998, FAIRBANKS PRIMARILY SERVICED PORTFOLIOS OF NON-PERFORMING OR DELINQUENT RESIDENTIAL MORTGAGE LOANS.

o FAIRBANKS IS A FNMA APPROVED SELLER/SERVICER AND A FHLMC APPROVED SERVICER THAT IS ENGAGED IN THE SERVICING OF FIRST AND SECOND LIEN MORTGAGE LOANS.

o  FAIRBANKS IS CURRENTLY SERVICING OVER 20,000 LOANS.

                        DESCRIPTION OF HOME EQUITY LOANS
                AS OF THE STATISTICAL CALCULATION DATE (5/25/99)


POOL 1
=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT       BALANCE$      POOL%
---------------          -----------         -----      --------       -----
State                      California         170       20,705,378     29.28
                              Florida         136        9,189,722     13.00
                             New York          60        6,117,642      8.65
                             Illinois          39        3,651,522      5.16
                           Washington          24        2,657,116      3.76
                                 Ohio          46        2,589,098      3.66
                               Oregon          17        2,017,668      2.85
                              Georgia          26        1,986,215      2.81
                           New Jersey          20        1,832,151      2.59
                              Indiana          34        1,830,581      2.59
                         Pennsylvania          35        1,703,896      2.41
                             Michigan          40        1,651,734      2.34
                              Arizona          20        1,370,574      1.94
                        Massachusetts          14        1,360,025      1.92
                            Tennessee          16        1,088,175      1.54
                                 Utah          10        1,054,974      1.49
                             Colorado          12          995,531      1.41
                               Nevada           7          936,812      1.32
                             Missouri          12          844,510      1.19
                                Idaho           9          805,430      1.14
                       North Carolina          10          760,627      1.08
                                Texas           9          728,705      1.03
                          Connecticut           8          709,600      1.00
                       South Carolina           9          522,271      0.74
                            Louisiana           6          470,053      0.66
                             Oklahoma           8          435,305      0.62
                          Mississippi           8          306,485      0.43
                            Wisconsin           6          297,514      0.42
                             Arkansas           5          283,413      0.40
                             Kentucky           5          279,857      0.40
                           New Mexico           2          238,756      0.34
                        New Hampshire           3          233,731      0.33
                             Virginia           5          221,904      0.31
                            Minnesota           2          184,480      0.26
                              Montana           2          156,505      0.22
=============================================================================

                        DESCRIPTION OF HOME EQUITY LOANS
                AS OF THE STATISTICAL CALCULATION DATE (5/25/99)


POOL 1 (CONTINUED)
=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT       BALANCE$      POOL%
---------------          -----------         -----      --------       -----
State (continued)              Kansas           2           80,000      0.11
                         Rhode Island           1           68,966      0.10
                               Hawaii           1           68,138      0.10
                             Maryland           1           65,553      0.09
                               Alaska           1           60,468      0.09
                                 Iowa           1           48,302      0.07
                        West Virginia           1           39,678      0.06
                             Delaware           1           30,848      0.04
                                Maine           1           28,053      0.04
                                              ---      -----------    ------
                                              845      $70,707,966    100.00%
=============================================================================


=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT       BALANCE$      POOL%
---------------          -----------         -----      --------       -----
Original LTV             15+% to 20%            2           44,427      0.06
                         20+% to 25%            2           84,887      0.12
                         25+% to 30%            7          377,753      0.53
                         30+% to 35%           14          530,914      0.75
                         35+% to 40%           17          889,237      1.26
                         40+% to 45%           15          562,387      0.80
                         45+% to 50%           23        1,102,260      1.56
                         50+% to 55%           15          837,717      1.18
                         55+% to 60%           59        3,555,120      5.03
                         60+% to 65%           53        3,151,830      4.46
                         65+% to 70%          120        9,273,703     13.12
                         70+% to 75%          139       12,248,030     17.32
                         75+% to 80%          227       21,750,383     30.76
                         80+% to 85%           83        9,641,887     13.64
                         85+% to 90%           67        6,528,192      9.23
                         90+% to 95%            2          129,239      0.18
                                              ---      -----------    ------
                                              845      $70,707,966    100.00%
=============================================================================

                        DESCRIPTION OF HOME EQUITY LOANS
                AS OF THE STATISTICAL CALCULATION DATE (5/25/99)


POOL 1 (CONTINUED)
=============================================================================
AGGREGATE FIELD         DESCRIPTION          COUNT      BALANCE$       POOL%
---------------         -----------          -----      --------       -----
Current Coupon            7+ -  8%              8        1,680,932      2.38
                          8+ -  9%            133       15,493,134     21.91
                          9+ - 10%            232       21,314,305     30.14
                         10+ - 11%            231       18,476,111     26.13
                         11+ - 12%            122        7,698,826     10.89
                         12+ - 13%             76        3,921,499      5.55
                         13+ - 14%             40        2,027,183      2.87
                         14+ - 15%              3           95,976      0.14
                                              ---      -----------    ------
                                              845      $70,707,966    100.00%
=============================================================================


=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Current Balance           10K+ to 15K           1           14,816      0.02
                          15K+ to 20K          11          208,683      0.30
                          20K+ to 30K          79        2,091,083      2.96
                          30K+ to 40K         118        4,194,816      5.93
                          40K+ to 50K         100        4,513,991      6.38
                         50K+ to 100K         323       22,755,023     32.18
                        100K+ to 250K         182       26,255,982     37.13
                        250K+ to 500K          31       10,673,573     15.10
                                              ---      -----------    ------
                                              845      $70,707,966    100.00%
=============================================================================

                        DESCRIPTION OF HOME EQUITY LOANS
                AS OF THE STATISTICAL CALCULATION DATE (5/25/99)


POOL 1 (CONTINUED)
=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Property Type           Single Family         716       60,768,267     85.94
                           2-4 Family          73        6,125,163      8.66
                                Condo          35        2,545,718      3.60
                         Manufactured          21        1,268,817      1.79
                                              ---      -----------    ------
                                              845      $70,707,966    100.00%
=============================================================================


=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Loan Age                          0           112        9,261,872     13.10
                                  1           203       16,963,711     23.99
                                  2            53        5,089,539      7.20
                                  3            59        6,041,085      8.54
                                  4            49        3,445,463      4.87
                                  5            93        7,932,606     11.22
                                  6            80        6,531,935      9.24
                                  7            73        5,716,104      8.08
                          8 or more           123        9,725,650     13.75
                                              ---      -----------    ------
                                              845      $70,707,966    100.00%
=============================================================================


=============================================================================
AGGREGATE FIELD           DESCRIPTION        COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Remaining Term           Less than 353        461       37,902,991     53.60
                                   353         29        2,975,476      4.21
                                   354         38        2,863,716      4.05
                                   355         27        2,477,016      3.50
                                   356          7          525,139      0.74
                                   357         12        1,464,148      2.07
                                   358         29        2,609,301      3.69
                                   359        142       11,525,057     16.30
                                   360        100        8,365,122     11.83
                                              ---      -----------    ------
                                              845      $70,707,966    100.00%
=============================================================================

                        DESCRIPTION OF HOME EQUITY LOANS
                AS OF THE STATISTICAL CALCULATION DATE (5/25/99)


POOL 1 (CONTINUED)
=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Occupancy                 Owner Occupied      677       58,674,187     82.98
                      Non-Owner Occupied      168       12,033,779     17.02
                                              ---      -----------    ------
                                              845      $70,707,966    100.00%
=============================================================================


=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Credit Grade                 A                208       19,671,231     27.82
                             A-               224       21,505,418     30.41
                             B                198       16,309,669     23.07
                             C                162       10,743,605     15.19
                             C                 30        1,277,007      1.81
                             D                 23        1,201,035      1.70
                                              ---      -----------    ------
                                              845      $70,707,966    100.00%
=============================================================================

                        DESCRIPTION OF HOME EQUITY LOANS
                AS OF THE STATISTICAL CALCULATION DATE (5/25/99)


POOL 2 INFORMATION
=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
State                          California      571      77,067,764     31.68
                                 Illinois      219      20,322,168      8.35
                                  Florida      195      16,397,478      6.74
                               Washington      130      13,826,259      5.68
                                 New York      109      11,458,179      4.71
                               New Jersey      100      10,882,898      4.47
                                     Utah       97      10,629,763      4.37
                                 Michigan      129       8,428,533      3.46
                                     Ohio      102       7,084,279      2.91
                                  Arizona       74       6,729,564      2.77
                                   Oregon       59       6,395,039      2.63
                                   Nevada       57       6,267,735      2.58
                                 Colorado       62       5,373,107      2.21
                            Massachusetts       43       5,241,783      2.15
                                  Indiana       68       4,715,236      1.94
                             Pennsylvania       46       2,853,601      1.17
                                 Missouri       37       2,839,646      1.17
                                Wisconsin       38       2,688,842      1.11
                                    Idaho       32       2,443,057      1.00
                              Connecticut       19       2,361,078      0.97
                                  Georgia       29       2,313,079      0.95
                                    Maine       22       2,219,987      0.91
                           North Carolina       22       2,031,686      0.84
                                Tennessee       21       1,530,147      0.63
                                Minnesota       21       1,509,229      0.62
                                    Texas       12       1,288,159      0.53
                                 Oklahoma       16       1,187,334      0.49
                            New Hampshire       16       1,080,055      0.44
                                  Montana       15       1,068,238      0.44
                                 Virginia        8         898,558      0.37
                                 Maryland        5         555,518      0.23
                                   Kansas       10         517,390      0.21
                                 Arkansas        4         481,549      0.20
                                 Delaware        3         474,608      0.20
                           South Carolina        6         414,465      0.17
=============================================================================

                        DESCRIPTION OF HOME EQUITY LOANS
                AS OF THE STATISTICAL CALCULATION DATE (5/25/99)


POOL 2 INFORMATION (CONTINUED)
=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
State (continued)    District of Columbia        4         393,685      0.16
                                   Alaska        3         314,281      0.13
                               New Mexico        6         313,878      0.13
                                   Hawaii        1         189,154      0.08
                                 Nebraska        4         181,791      0.07
                                  Vermont        1          86,800      0.04
                                 Kentucky        2          70,216      0.03
                             Rhode Island        1          45,309      0.02
                              Mississippi        1          44,167      0.02
                                     Iowa        1          39,794      0.02
                                             -----    ------------    ------
                                             2,421    $243,255,086    100.00%
=============================================================================


=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Original LTV             15+% to 20%             2          62,929      0.03
                         20+% to 25%             2         177,166      0.07
                         25+% to 30%             6         408,532      0.17
                         30+% to 35%             8         364,249      0.15
                         35+% to 40%            11         583,489      0.24
                         40+% to 45%            16       1,461,946      0.60
                         45+% to 50%            32       2,031,968      0.84
                         50+% to 55%            46       3,921,717      1.61
                         55+% to 60%            80       6,177,901      2.54
                         60+% to 65%           148      11,968,820      4.92
                         65+% to 70%           249      20,517,955      8.43
                         70+% to 75%           380      37,290,516     15.33
                         75+% to 80%           803      83,845,455     34.47
                         80+% to 85%           356      39,963,830     16.43
                         85+% to 90%           281      34,372,363     14.13
                         90+% to 95%             1         106,250      0.04
                                             -----    ------------    ------
                                             2,421    $243,255,086    100.00%
=============================================================================

                        DESCRIPTION OF HOME EQUITY LOANS
                AS OF THE STATISTICAL CALCULATION DATE (5/25/99)


POOL 2 INFORMATION (CONTINUED)
=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Current Coupon             7+ -  8%             50       6,841,301      2.81
                           8+ -  9%            372      44,158,832     18.15
                           9+ - 10%            805      86,777,915     35.67
                          10+ - 11%            745      68,438,766     28.13
                          11+ - 12%            331      28,167,049     11.58
                          12+ - 13%            104       7,958,725      3.27
                          13+ - 14%             14         912,497      0.38
                                             -----    ------------    ------
                                             2,421    $243,255,086    100.00%
=============================================================================


=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Current Balance           10K+ to 15K            2          29,950      0.01
                          15K+ to 20K            2          33,410      0.01
                          20K+ to 30K           45       1,180,381      0.49
                          30K+ to 40K          143       5,101,469      2.10
                          40K+ to 50K          224      10,206,553      4.20
                         50K+ to 100K          978      72,005,113     29.60
                        100K+ to 250K        1,021     153,036,227     62.91
                        250K+ to 500K            6       1,661,983      0.68
                                             -----    ------------    ------
                                             2,421    $243,255,086    100.00%
=============================================================================

                        DESCRIPTION OF HOME EQUITY LOANS
                AS OF THE STATISTICAL CALCULATION DATE (5/25/99)


POOL 2 INFORMATION (CONTINUED)
=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Property Type           Single Family        2,082     210,161,053     86.40
                           2-4 Family          208      21,580,114      8.87
                                Condo          114      10,209,816      4.20
                         Manufactured           17       1,304,103      0.54
                                             -----    ------------    ------
                                             2,421    $243,255,086    100.00%
=============================================================================


=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Loan Age                          0            818      84,037,221     34.55
                                  1            870      91,245,138     37.51
                                  2            167      16,440,476      6.76
                                  3             72       6,525,026      2.68
                                  4             73       7,379,349      3.03
                                  5             99       9,135,642      3.76
                                  6             99       9,105,562      3.74
                                  7             89       8,473,449      3.48
                          8 or more            134      10,913,223      4.49
                                             -----    ------------    ------
                                             2,421    $243,255,086    100.00%
=============================================================================

                        DESCRIPTION OF HOME EQUITY LOANS
                AS OF THE STATISTICAL CALCULATION DATE (5/25/99)


POOL 2 INFORMATION (CONTINUED)
=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Remaining Term          Less than 353          140      11,306,906      4.65
                                  353           89       8,473,449      3.48
                                  354           99       9,105,562      3.74
                                  355           98       9,068,105      3.73
                                  356           72       7,341,929      3.02
                                  357           72       6,491,938      2.67
                                  358          165      16,314,802      6.71
                                  359          869      91,182,673     37.48
                                  360          817      83,969,721     34.52
                                             -----    ------------    ------
                                             2,421    $243,255,086    100.00%
=============================================================================


=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Occupancy                 Owner Occupied     2,064     216,168,827     88.87
                      Non-Owner Occupied       357      27,086,259     11.13
                                             -----    ------------    ------
                                             2,421    $243,255,086    100.00%
=============================================================================


=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Credit Grade                 A                 344      35,375,880     14.54
                             A-                756      85,112,779     34.99
                             B                 650      66,507,138     27.34
                             C                 496      42,418,160     17.44
                             C-                108       8,573,534      3.52
                             D                  67       5,267,595      2.17
                                             -----    ------------    ------
                                             2,421    $243,255,086    100.00%
=============================================================================

                        DESCRIPTION OF HOME EQUITY LOANS
                AS OF THE STATISTICAL CALCULATION DATE (5/25/99)


POOL 2 INFORMATION (CONTINUED)
=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Margin                  3.50+ - 3.75%            1          82,252      0.03
                        3.75+ - 4.00%            3         302,034      0.12
                        4.00+ - 4.25%            4         524,551      0.22
                        4.25+ - 4.50%            4         263,922      0.11
                        4.50+ - 4.75%            5         573,038      0.24
                        4.75+ - 5.00%            6         544,726      0.22
                        5.00+ - 5.25%           12       1,368,108      0.56
                        5.25+ - 5.50%          174      18,311,606      7.53
                        5.50+ - 5.75%          107      12,733,619      5.23
                        5.75+ - 6.00%          516      58,256,809     23.95
                        6.00+ - 6.25%          652      67,913,233     27.92
                        6.25+ - 6.50%          183      19,677,189      8.09
                        6.50+ - 6.75%          288      25,964,580     10.67
                        6.75+ - 7.00%          113       9,197,317      3.78
                        7.00+ - 7.25%          133      10,695,834      4.40
                        7.25+ - 7.50%           67       4,868,260      2.00
                        7.50+ - 7.75%           72       5,459,859      2.24
                        7.75+ - 8.00%           40       3,108,534      1.28
                        8.00+ - 8.25%           14       1,300,865      0.53
                        8.25+ - 8.50%           17       1,313,975      0.54
                        8.50+ - 8.75%            3         337,362      0.14
                        8.75+ - 9.00%            1          63,573      0.03
                        9.00+ - 9.25%            3         167,953      0.07
                        9.25+ - 9.50%            2         163,202      0.07
                          Over 10.00%            1          62,681      0.03
                                             -----    ------------    ------
                                             2,421    $243,255,086    100.00%
=============================================================================

                        DESCRIPTION OF HOME EQUITY LOANS
                AS OF THE STATISTICAL CALCULATION DATE (5/25/99)


POOL 2 INFORMATION (CONTINUED)
=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Rate Reset                 1999/07               4         345,120      0.14
                           1999/08              11       1,246,904      0.51
                           1999/09              23       2,641,751      1.09
                           1999/10              53       5,901,642      2.43
                           1999/11              38       3,804,581      1.56
                           1999/12              16       1,228,683      0.51
                           2000/01              14       1,416,719      0.58
                           2000/04               1          25,751      0.01
                           2000/05               1          52,861      0.02
                           2000/06               8         782,886      0.32
                           2000/07              12         970,491      0.40
                           2000/08              21       1,424,457      0.59
                           2000/09              37       2,927,477      1.20
                           2000/10              54       5,340,409      2.20
                           2000/11              75       7,049,254      2.90
                           2000/12             107      10,173,203      4.18
                           2001/01              45       4,307,001      1.77
                           2001/02              75       6,826,771      2.81
                           2001/03              83       8,898,646      3.66
                           2001/04             502      53,876,470     22.15
                           2001/05             409      43,454,704     17.86
                           2001/06               2         123,547      0.05
                           2001/07               1         127,538      0.05
                           2001/08               3         139,771      0.06
                           2001/09               9         632,538      0.26
                           2001/10              17       1,238,379      0.51
                           2001/11              19       1,540,225      0.63
                           2001/12               8         524,498      0.22
                           2002/01               5         510,031      0.21
                           2002/02               2          65,003      0.03
                           2002/03              32       2,746,357      1.13
                           2002/04             282      27,885,128     11.46
                           2002/05             247      25,078,632     10.31
                           2003/05               2          83,189      0.03
                           2004/02               2         122,559      0.05
                           2004/04              79       8,251,735      3.39
                           2004/05             122      11,490,176      4.72
                                             -----    ------------    ------
                                             2,421    $243,255,086    100.00%
=============================================================================

                        DESCRIPTION OF HOME EQUITY LOANS
                AS OF THE STATISTICAL CALCULATION DATE (5/25/99)


POOL 2 INFORMATION (CONTINUED)
=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Life Cap                  12+ - 13%              1         137,468      0.06
                          13+ - 14%              2         123,386      0.05
                          14+ - 15%             66       9,123,088      3.75
                          15+ - 16%            402      47,363,632     19.47
                          16+ - 17%            822      87,232,348     35.86
                          17+ - 18%            713      65,441,044      26.9
                          18+ - 19%            307      25,854,555     10.63
                          19+ - 20%             98       7,321,569      3.01
                          20+ - 21%             10         657,997      0.27
                                             -----    ------------    ------
                                             2,421    $243,255,086    100.00%
=============================================================================


=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Life Floor                 7+ -  8%             52       6,964,686      2.86
                           8+ -  9%            385      45,840,497     18.84
                           9+ - 10%            814      87,865,516     36.12
                          10+ - 11%            733      66,956,373     27.53
                          11+ - 12%            323      27,299,861     11.22
                          12+ - 13%            102       7,572,875      3.11
                          13+ - 14%             12         755,277      0.31
                                             -----    ------------    ------
                                             2,421    $243,255,086    100.00%
=============================================================================

                        DESCRIPTION OF HOME EQUITY LOANS
                AS OF THE STATISTICAL CALCULATION DATE (5/25/99)


POOL 3 INFORMATION
=============================================================================
AGGREGATE FIELD           DESCRIPTION        COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
State                       California        108       32,608,711     59.86
                              Illinois         11        3,567,128      6.55
                            Washington         10        2,825,937      5.19
                               Florida         10        2,717,748      4.99
                              New York          7        2,113,649      3.88
                            New Jersey          7        2,014,847      3.70
                              Colorado          5        1,531,687      2.81
                              Michigan          4        1,317,579      2.42
                                  Ohio          5        1,306,263      2.40
                                  Utah          3          809,616      1.49
                               Arizona          2          643,750      1.18
                              Maryland          2          580,291      1.07
                                 Maine          1          300,000      0.55
                           Connecticut          1          296,162      0.54
                         Massachusetts          1          278,665      0.51
                               Indiana          1          275,349      0.51
                                Oregon          1          274,891      0.50
                            New Mexico          1          258,523      0.47
                               Montana          1          256,500      0.47
                               Vermont          1          252,000      0.46
                         New Hampshire          1          249,529      0.46
                                              ---      -----------    ------
                                              183      $54,478,825    100.00%
=============================================================================

                        DESCRIPTION OF HOME EQUITY LOANS
                AS OF THE STATISTICAL CALCULATION DATE (5/25/99)


POOL 3 INFORMATION (CONTINUED)
=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Original LTV              0+% to 55%            1          349,845      0.64
                          5+% to 60%            7        1,996,507      3.66
                          0+% to 65%            5        1,571,842      2.89
                          5+% to 70%           12        3,462,267      6.36
                          0+% to 75%           26        7,898,493     14.50
                          5+% to 80%           70       20,927,396     38.41
                          0+% to 85%           31        9,187,992     16.87
                          5+% to 90%           31        9,084,482     16.68
                                              ---      -----------    ------
                                              183      $54,478,825    100.00%
=============================================================================


=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Current Coupon             7+ -  8%             6        1,826,361      3.35
                           8+ -  9%            71       21,531,677     39.52
                           9+ - 10%            60       17,639,626     32.38
                          10+ - 11%            36       10,577,861     19.42
                          11+ - 12%             6        1,773,925      3.26
                          12+ - 13%             4        1,129,375      2.07
                                              ---      -----------    ------
                                              183      $54,478,825    100.00%
=============================================================================


=============================================================================
AGGREGATE FIELD           DESCRIPTION        COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Current Balance          100K+ to 250K         21        5,154,434      9.46
                         250K+ to 500K        162       49,324,390     90.54
                                              ---      -----------    ------
                                              183      $54,478,825    100.00%
=============================================================================

                        DESCRIPTION OF HOME EQUITY LOANS
                AS OF THE STATISTICAL CALCULATION DATE (5/25/99)


POOL 3 INFORMATION (CONTINUED)
=============================================================================
AGGREGATE FIELD           DESCRIPTION        COUNT      BALANCE$       POOL%
---------------           -----------        -----      --------       -----
Property Type            Single Family        179       53,180,734     97.62
                                 Condo          3          948,246      1.74
                            2-4 Family          1          349,845      0.64
                                              ---      -----------    ------
                                              183      $54,478,825    100.00%
=============================================================================


=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Loan Age                          0            55       16,182,125     29.70
                                  1            73       21,573,809     39.60
                                  2            15        4,379,906      8.04
                                  3             4        1,221,763      2.24
                                  4             4        1,190,776      2.19
                                  5             8        2,469,226      4.53
                                  6             6        1,866,513      3.43
                                  7             7        2,187,498      4.02
                          8 or more            11        3,407,210      6.25
                                              ---      -----------    ------
                                              183      $54,478,825    100.00%
=============================================================================

                        DESCRIPTION OF HOME EQUITY LOANS
                AS OF THE STATISTICAL CALCULATION DATE (5/25/99)


POOL 3 INFORMATION (CONTINUED)
=============================================================================
AGGREGATE FIELD           DESCRIPTION         COUNT     BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Remaining Term           Less than 353          11       3,407,210      6.25
                                   353           7       2,187,498      4.02
                                   354           6       1,866,513      3.43
                                   355           8       2,469,226      4.53
                                   356           4       1,190,776      2.19
                                   357           4       1,221,763      2.24
                                   358          15       4,379,906      8.04
                                   359          73      21,573,809     39.60
                                   360          55      16,182,125     29.70
                                              ---      -----------    ------
                                               183     $54,478,825    100.00%
=============================================================================


=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Occupancy                 Owner Occupied      179       53,269,960     97.78
                      Non-Owner Occupied        4        1,208,865      2.22
                                              ---      -----------    ------
                                              183      $54,478,825    100.00%
=============================================================================


=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Credit Grade                 A                 37       10,989,757     20.17
                             A-                81       24,373,860     44.74
                             B                 45       13,497,205     24.78
                             C                 15        4,214,105      7.74
                             C                  4        1,109,772      2.04
                             D                  1          294,125      0.54
                                              ---      -----------    ------
                                              183      $54,478,825    100.00%
=============================================================================

                        DESCRIPTION OF HOME EQUITY LOANS
                AS OF THE STATISTICAL CALCULATION DATE (5/25/99)


POOL 3 INFORMATION (CONTINUED)
=============================================================================
AGGREGATE FIELD           DESCRIPTION        COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Margin                   3.75+ - 4.00%          1          278,022      0.51
                         4.50+ - 4.75%          2          618,783      1.14
                         5.25+ - 5.50%         17        5,101,689      9.36
                         5.50+ - 5.75%         13        4,182,526      7.68
                         5.75+ - 6.00%         54       15,970,761     29.32
                         6.00+ - 6.25%         38       11,206,918     20.57
                         6.25+ - 6.50%         17        4,993,374      9.17
                         6.50+ - 6.75%         23        7,070,962     12.98
                         6.75+ - 7.00%          9        2,515,355      4.62
                         7.00+ - 7.25%          5        1,450,562      2.66
                         7.50+ - 7.75%          1          245,000      0.45
                         8.00+ - 8.25%          1          294,125      0.54
                         8.75+ - 9.00%          1          258,523      0.47
                         9.25+ - 9.50%          1          292,224      0.54
                                              ---      -----------    ------
                                              183      $54,478,825    100.00%
=============================================================================

                        DESCRIPTION OF HOME EQUITY LOANS
                AS OF THE STATISTICAL CALCULATION DATE (5/25/99)


POOL 3 INFORMATION (CONTINUED)
=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Rate Reset                 1999/07              1          268,135      0.49
                           1999/09              2          631,240      1.16
                           1999/10              7        2,087,118      3.83
                           1999/11              4        1,223,032      2.24
                           2000/01              3          858,976      1.58
                           2000/07              1          297,131      0.55
                           2000/08              1          327,951      0.60
                           2000/09              3          917,136      1.68
                           2000/10              2          609,697      1.12
                           2000/11              3        1,109,132      2.04
                           2000/12              8        2,476,730      4.55
                           2001/01              2          574,934      1.06
                           2001/02              7        2,210,619      4.06
                           2001/03              7        2,021,947      3.71
                           2001/04             44       13,116,545     24.08
                           2001/05             27        8,115,148     14.90
                           2001/09              1          294,492      0.54
                           2001/10              1          275,349      0.51
                           2001/11              1          358,967      0.66
                           2002/03              1          262,164      0.48
                           2002/04             20        5,853,647     10.74
                           2002/05             18        5,213,817      9.57
                           2004/04              8        2,178,980      4.00
                           2004/05             11        3,195,936      5.87
                                              ---      -----------    ------
                                              183      $54,478,825    100.00%
=============================================================================

                        DESCRIPTION OF HOME EQUITY LOANS
                AS OF THE STATISTICAL CALCULATION DATE (5/25/99)


POOL 3 INFORMATION (CONTINUED)
=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Life Cap                  14+ - 15%             9        2,862,103      5.25
                          15+ - 16%            75       22,623,815     41.53
                          16+ - 17%            62       18,180,481     33.37
                          17+ - 18%            31        9,133,125     16.76
                          18+ - 19%             3          840,175      1.54
                          19+ - 20%             3          839,125      1.54
                                              ---      -----------    ------
                                              183      $54,478,825    100.00%
=============================================================================


=============================================================================
AGGREGATE FIELD          DESCRIPTION         COUNT      BALANCE$       POOL%
---------------          -----------         -----      --------       -----
Life Floor                 7+ -  8%             6        1,826,361      3.35
                           8+ -  9%            72       21,888,898     40.18
                           9+ - 10%            63       18,387,589     33.75
                          10+ - 11%            36       10,696,677     19.63
                          11+ - 12%             2          549,925      1.01
                          12+ - 13%             4        1,129,375      2.07
                                              ---      -----------    ------
                                              183      $54,478,825    100.00%
=============================================================================